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                                                                   EXHIBIT 10.17

                          ALLIED WASTE INDUSTRIES, INC.
                     1994 AMENDED AND RESTATED NON-EMPLOYEE
                           DIRECTOR STOCK OPTION PLAN

                          [EFFECTIVE FEBRUARY 5, 2004]

1.       PURPOSE OF THE PLAN

         The Allied Waste Industries, Inc. 1994 Amended and Restated Non-Employee Director Stock Option Plan ("Plan") was adopted, subject to stockholder approval, for the benefit of the directors of Allied Waste Industries, Inc. ("Company") who, at the time of their service, are not employees of the Company or any of its subsidiaries ("Non-Employee Directors"). The Plan is intended to advance the interests of the Company by providing the Non-Employee Directors with additional incentive to serve the Company by increasing their proprietary interest in the success of the Company.

2.       ADMINISTRATION OF THE PLAN

         a. The Plan shall be administered by the Board of Directors of the Company ("Board") or any committee duly appointed by the Board ("Committee"), which Committee shall consist of not less than two members of the Board. For purposes of this Plan, a majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting. No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including (without limitation) the exercise of any power or discretion given to him under this Plan, except those resulting from his own gross negligence or willful misconduct.

         b. The Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and the terms of any option ("Option") or cash fee award ("Cash Fee Award") granted under it and to adopt such rules and regulations for administering the Plan as it may deem necessary. Decisions of the Committee shall be final and binding on all parties. Notwithstanding the above, the selection of Non-Employee Directors to whom Options are to be granted, the number of shares subject to any Option, the exercise price of any Option and the ten-year maximum term of any Option shall be as provided in this Plan, and the Committee shall have no discretion as to such matters.

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3.       STOCK RESERVED FOR THE PLAN

         The maximum number of shares of common stock, par value $.01 per share ("Common Stock"), which may at any time be (a) subject to outstanding Options granted under the Plan, or (b) issued to Eligible Directors as the result of conversions of Cash Fee Awards, shall be 1,750,000 shares; provided, that the class and aggregate number of shares which may be subject to Options granted hereunder shall be subject to adjustment in accordance with the provisions of
Section 15 of this Plan. The Company shall reserve for issuance pursuant to this Plan such number of shares of Common Stock as may from time to time be subject to Options granted hereunder. If any Option expires or is canceled prior to its exercise in full, the shares that were subject to such Option may again be made subject to an Option under the Plan.

4.       OPTIONS

         a. Non-Employee Directors Elected on the Initial Effective Date of this Plan: Initial Grant. Subject to the provisions of Section 18 of this Plan, there shall be granted to each person who is a Non-Employee Director on the initial effective date of this Plan ("Existing Director") an Option to purchase 12,500 shares of Common Stock at a per share exercise price equal to the Fair Market Value (as defined in Section 4(d) below) of a share of Common Stock on such date.

         b. Non-Employee Directors Elected After the Initial Effective Date of this Plan: Initial Grant. Subject to the provisions of Section 18 of this Plan, for so long as this Plan is in effect and shares are available for the grant of Options under this Plan, each person who is subsequently elected or named as a Non-Employee Director of the Company ("New Director," "Existing Directors" and "New Directors"; also referred to as "Eligible Director") and who is not otherwise an employee of the Company or any of the Company's subsidiaries (as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended, referred to as "Code") shall be granted an Option to purchase 25,000 shares of Common Stock at a per share exercise price equal to the Fair Market Value (as defined in Section 4(d) below) of a share of Common Stock on such date, which Option shall be awarded on the later of the first of the date of the Eligible Director's initial election to the Board or the date upon which the Eligible Director becomes eligible to participate in this Plan. However, no Eligible Director shall be granted in any one year an Option pursuant to both this
Section 4(b) and Section 4(c), below. If an Eligible Director would be eligible, under the provisions of this Plan, for the grant of an Option under both this
Section 4(b) and Section 4(c), below, such Director shall receive only an Option granted pursuant to this Section 4(b) and no Option pursuant to Section 4(c) shall be granted during that year.

         c. Annual Option Grant to Non-Employee Directors. Subject to the provisions of Section 18 of this Plan, for so long as this Plan is in effect and there are shares available for the grant of Options under this Plan (beginning with those Eligible Directors reelected at the Company's 1995 annual meeting of stockholders), each Eligible Director shall, on each subsequent date on which he is reelected to the Board, be granted an Option to purchase 10,000 shares of Common Stock at a per share exercise price equal to the Fair Market Value (as defined in Section 4(d) below) of a share of Common Stock of such date.

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         d.       Exercise Price. The exercise price per share of Common Stock of each Option granted to an Eligible Director shall be the Fair Market Value of the Common Stock on the date of grant. For purposes of this Section 4, "Fair Market Value" of a share of Common Stock on any date is (i) the closing sales price on that date (or if that date is not a business day, on the immediately preceding business day) of a share of Common Stock as reported on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading; (ii) if not so reported, the average of the closing bid and asked prices for a share of Common Stock on the immediately preceding business day as quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or (iii) if not quoted on NASDAQ, the average of the closing bid and asked prices for a share of Common Stock as quoted by the National Quotation Bureau's "Pink Sheets" or the National Association of Securities Dealers' OTC Bulletin Board System. If the price of a share of Common Stock is not so reported, the Fair Market Value of a share of Common Stock shall be determined by the Committee in good faith.

5.       CONVERSION OF CASH FEE AWARDS

         At the direction of the Board, the Company may pay cash fees to Eligible Directors from time to time for their continued service on the Board and/or for attendance at meetings of the Board or of Committees of the Board ("Cash Fee Awards"). Each Eligible Director may elect on the date of each annual meeting of stockholders, in a writing delivered to the Company's principal executive offices at 15880 North Greenway - Hayden Loop, Suite 100, Scottsdale, AZ 85260, to have his Cash Fee Awards paid to him in shares of Common Stock, such number of shares of Common Stock to be determined by dividing the amount of each Cash Fee Award by the Fair Market Value (as defined in Section 4(d)) of a share of Common Stock on the last day of the calendar month in which the Cash Fee Award is awarded. Such election by an Eligible Director to have his Cash Fee Awards paid to him in shares of Common Stock shall remain valid until the date of the next meeting of stockholders, and if the Eligible Director does not make another written election of conversion of Cash Fee Awards at that time, his Cash Fee Awards for the next year shall be paid in cash.

6.       OPTION AGREEMENT

         Each Option granted under the Plan shall be evidenced by an agreement, in a form approved by the Committee, which shall be subject to the terms and conditions of the Plan. Any agreement may contain such other terms, provisions and conditions as may be determined by the Committee, so long as such terms are not inconsistent with the Plan.

7.       TERM AND EXERCISE OF OPTIONS

         Each option agreement shall provide that the Option shall expire ten
(10) years from the date of the grant.

8.       PROCEDURE FOR EXERCISE OF OPTIONS

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         An Option shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, along with the agreement evidencing the Option and payment for shares of Common Stock to be purchased upon the exercise of the Option. The notice must specify the number of shares of Common Stock with respect to which the Option is being exercised and must be signed by the Participant. Payment shall be made either (A) in cash, by certified check, bank cashier's check or wire transfer, (B) subject to the approval of the Committee, in shares of Common Stock owned by the Participant for a period of at least six months prior to the effective date on which the Option is exercised and valued at their Fair Market Value on the effective date of such exercise, (C) subject to the approval of the Committee, in the form of a "cashless exercise" (as described below) or (D) subject to the approval of the Committee, in any combination of the foregoing. Any payment in shares of Common Stock shall be effected by the delivery of such shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of the Company shall require from time to time. The effective date on which an Option is exercised shall be established by the Secretary and shall occur within an administratively reasonable period of time (but no later than five business days) after the Secretary receives the notice, agreement, and payment referred to above. Prior to the exercise date, the Participant may withdraw the notice, in which case the Option will not be exercised.

         The cashless exercise of an Option shall be pursuant to procedures whereby the Participant, by written notice, irrevocably directs (A) an immediate market sale or margin loan with respect to all or a portion of the shares of Common Stock to which he is entitled upon exercise pursuant to an extension of credit by a brokerage firm or other party (provided that the brokerage firm or other party is not affiliated with the Company) of the exercise price and any tax withholding obligations resulting from such exercise, (B) the delivery of the shares of Common Stock directly from the Company to such brokerage firm or other party, and (C) delivery to the Company from the brokerage firm or other party, from the proceeds of the sale or the margin loan, of an amount sufficient to pay the exercise price and any tax withholding obligations resulting from such exercise.

9.       TERMINATION OF OPTIONS

         Except as may be otherwise expressly provided in this Plan or otherwise determined by the Committee, each Option, to the extent it shall not have been exercised previously, shall terminate on the earliest of the following:

                  a. On the last day of the three-month period commencing on the date on which the Eligible Director ceases to be a member of the Board for any reason other than the death of the Eligible Director, during which period the Eligible Director shall be entitled to exercise all Options held by the Eligible Director on the date on which the Eligible Director ceased to be a member of the Board that could have been exercised on such date;

                  b. On the last day of the six-month period commencing on the Eligible Director's death while serving as a member of the Board, during which period the

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        executor or administrator of the Eligible Director's estate or the person or persons to whom the Eligible Director's Option shall have been transferred by will or the laws of descent or distribution, shall be entitled to exercise all Options in respect of the number of shares that the Eligible Director would have been entitled to purchase had the Eligible Director exercised such Options on the date of his death; or

                  c. Ten years after the date of grant of such Option.

         For purposes of this Section 9, "month" means 31 calendar days beginning with the calendar day on which the relevant event occurs, and "year" means 365 calendar days beginning with the calendar day on which the relevant event occurs.

10.      ASSIGNABILITY OF OPTIONS

         Except as set forth in this Section 10, during the lifetime of an Eligible Director, each Option granted to him shall be exercisable only by him or a broker-dealer acting on his behalf pursuant to Section 8. No Option shall be assignable or transferable for value. Each Option may be assigned by an Eligible Director by will or by the laws of descent and distribution, or pursuant to a Qualified Domestic Relations Order. Additionally, each Option may be assigned to: (a) a child, stepchild, grandchild, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, (b) any person sharing the Eligible Director's household (other than a tenant or employee), (c) a trust in which the persons described in (a) or (b) (or the Eligible Director) hold more than 50% of the beneficial interest or (d) a private foundation in which the persons described in (a) or (b) (or the Eligible Director) own more than 50% of the voting interests. A transfer to any entity in which more than 50% of the voting interests are owned by the persons described in (a) or (b) (or the Eligible Director) in exchange for an interest in that entity shall not constitute a transfer for value for purposes of this Section 10.

11.      NO RIGHTS AS A STOCKHOLDER

         No Eligible Director shall have any rights as a stockholder with respect to any shares covered by an Option until the date of the issuance of a stock certificate or certificates representing such shares. Except as provided in Section 15 of this Plan, no adjustment for dividends or otherwise shall be made if the record date is prior to the date of issuance of the certificates representing shares of Common Stock purchased pursuant to exercise of the Option.

12.      EXTRAORDINARY CORPORATE TRANSACTIONS

         If the Company effects a merger, consolidation, acquisition, separation, reorganization, liquidation or similar transaction, the Company may substitute new options for the Options outstanding under the Plan or a corporation other than the Company, including (without limitation) a parent or subsidiary of the Company, may assume the Company's duties as to Options outstanding under the Plan. Notwithstanding the foregoing or the provisions of
Section 14 of this Plan, in the event such corporation or parent or subsidiary of the Company does not substitute new and

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substantially equivalent option rights for, or assume, the Options then outstanding under the Plan, all such outstanding Options shall be cancelled, immediately prior to the effective date of such extraordinary corporation transaction, and in full consideration of such cancellation, the Eligible Director to whom the Option was granted shall be paid an amount in cash equal to the excess of (a) the value, as determined by the Committee in its absolute discretion, of the property (including cash) received by the holder of a share of Common Stock as a result of such event less (b) the exercise price of the Option.

         Except as otherwise expressly provided in this Plan, the issue of the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either on direct sale or on the exercise of rights or warrants to subscribe therefor, or on conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding Options.

13.      INVESTMENT REPRESENTATIONS

         If the shares issuable on exercise of an Option are not registered under the Securities Act of 1933, as amended ("Securities Act"), the Company may imprint on the certificate representing such shares the following legend or any other legend that counsel for the Company considers necessary or advisable to comply with the Securities Act:

         THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT UPON SUCH REGISTRATION OR UPON RECEIPT BY THE CORPORATION OF ANY OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION, THAT REGISTRATION IS NOT REQUIRED FOR SUCH SALE OR TRANSFER.

The Company may, but shall in no event be obligated to, register any securities under this Plan pursuant to the Securities Act and, if any shares are so registered, the Company may remove any legend on certificates representing such shares. The Company shall not be obligated to take any other affirmative action to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

14.      AMENDMENT OR TERMINATION

         The Board may amend, modify, revise or terminate this Plan, at any time and from time; provided, however, that without the further approval of the holders of at least a majority of the outstanding shares of stock entitled to vote, or if the provisions of the Company's charter or bylaws or applicable state law prescribing a greater degree of stockholder approval for this action, without the degree of stockholder approval so required, the Board may not: (a) materially increase the benefits accruing to Eligible Directors under this Plan;
(b) materially increase the number of shares

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of Common Stock that may be issued under this Plan; or (c) materially modify the requirements as to eligibility for participation in this Plan. In addition, this Plan may not be amended more than once every six months with respect to the plan provisions referred to in Rule 16b-3(c)(2)(ii)(A) under the Securities Exchange Act of 1934, as amended, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. All Options granted under this Plan shall be subject to the terms and provisions of this Plan and any amendment, modification or revision of this Plan shall be deemed to amend, modify or revise all Options outstanding under this Plan at the time of such amendment, modification or revision. If this Plan is terminated by action of the Board, all outstanding Options may be terminated.

15.      CHANGES IN THE COMPANY'S CAPITAL STRUCTURE

         The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize the dissolution or liquidation of the Company, any sale or transfer of all or any part of the Company's assets or business, any reorganization or other corporate act or proceeding, whether of a similar character or otherwise, any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or prior preference stock senior to or affecting the Common Stock or the rights thereof; provided, however, that if (a) the outstanding shares of Common Stock of the Company shall be subdivided into a greater number of shares or (b) the outstanding shares of Common Stock shall be combined into a smaller number of shares thereof, then (x) the exercise price of any Option then outstanding under the Plan shall be proportionately adjusted to equal the product obtained by multiplying such exercise price by a fraction, the numerator of which is the number of outstanding shares of Common Stock prior to such combination or subdivision and the denominator of which is that number of outstanding shares of Common Stock after giving effect to such combination or subdivision, and (y) the number of shares of Common Stock issuable on the exercise of any Option then outstanding under the Plan or thereafter granted under the Plan shall be proportionately adjusted to equal the product obtained by multiplying such number of shares of Common Stock by a fraction, the numerator of which is that number of outstanding shares of Common Stock after giving effect to such combination or subdivision and the denominator of which is that number of outstanding shares of Common Stock prior to such combination or subdivision.

16.      COMPLIANCE WITH OTHER LAWS AND REGULATIONS

         The Plan, the grant and exercise of Options thereunder, and the obligation of the Company to sell and deliver shares acquirable on exercise of such Options, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by such governmental or regulatory agency or national securities exchange as may be required. The Company shall not be required to sell or issue any shares on exercise of any Option if the issuance of such shares shall constitute a violation by the Eligible Director or the Company of any provisions or any law or regulation of any governmental authority. Each Option granted under this Plan shall be subject to the requirement that, if at any time the Board or the Committee shall determine that
(a) the listing, registration or qualification of the shares subject thereto on any securities exchange or under any state or federal law of the United States or of any other country or governmental subdivision thereof,

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(b) the consent or approval of any governmental regulatory body, or (c) the making of investment or other representations, are necessary or desirable in connection with the issue or purchase of shares subject thereto, no such Option may be exercised in whole or in part unless such listing, registration, qualification, consent, approval or representation shall have been effected or obtained, free of any conditions not acceptable to the Committee. Any determination in this connection by the Committee shall be final, binding and conclusive.

17.      INDEMNIFICATION OF COMMITTEE AND BOARD OF DIRECTORS

         The Company shall, to the fullest extent permitted by law, indemnify, defend and hold harmless any person who at any time is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) in any way relating to or arising out of this Plan or any Options granted hereunder by reason of the fact that such person is or was at any time a director of the Company or a member of the Committee against judgments, fines, penalties, settlements and reasonable expenses (including attorneys' fees) actually incurred by such person in connection with such action, suit or proceeding. This right of indemnification shall inure to the benefit of heirs, executors and administrators of each such person and is in addition to all other rights to which such person may be entitled by virtue of the bylaws of the Company or as a matter of law, contract or otherwise.

18.      EXPIRATION OF THE PLAN

         The initial effective date of the Plan was February 28, 1994. The effective date of this amended and restated Plan is February 5, 2004. No Option shall be granted pursuant to this Plan on or after February 28, 2014.

                                  ALLIED WASTE INDUSTRIES, INC.,
                                  a Delaware corporation

                                  By___________________________________________
                                     Steven M. Helm, Vice-President, Legal and
                                     Corporate Secretary